Exhibit 99.9

Restructure Agreement Final Clean

RESTRUCTURE AGREEMENT

RESTRUCTURE AGREEMENT (the “Agreement”), dated as of February 19, 2021, by and among Quest Patent Research Corporation, a Delaware corporation, (“Quest” or “Company”), Quest Licensing Corporation, a Delaware corporation (“QLC”), Mariner IC Inc., a Texas corporation (“Mariner”), Semcon IP Inc., a Texas corporation (“Semcon”), IC Kinetics Inc., a Texas corporation (“IC”), Quest NetTech Corporation, a Texas corporation (as successor to Wynn Technologies Inc.) (“NetTech”), CXT Systems, Inc., a Texas corporation (“CXT”), M-Red Inc., a Texas Corporation (“MRED”), Audio Messaging Inc., a Texas corporation (“AMI”), Intelligent Partners LLC, as transferee of United Wireless Holdings, Inc., a Delaware limited liability (the “Holder”), Andrew C. Fitton (“Fitton”) and Michael Carper (“Carper”). QLC, Mariner, Semcon, IC, NetTech, CXT, MRED and AMI are subsidiaries of the Company and are referred to collectively as the “Restructure Subsidiaries.” (Holder and the Company are collectively referred to herein as the “Parties” and each individually as a “Party.”).

WHEREAS:

A. The Company, together with certain of its subsidiaries, and United Wireless Holdings, Inc. (“United”), entered into a Securities Purchase Agreement dated October 22, 2015 (the “SPA”) pursuant to which the Company sold 50,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.00003 per share (the “Common Stock”) at a price of $0.005 per share, and granted United an option (the “2015 Purchase Option”) to purchase up to an additional 50,000,000 shares of Common Stock in three tranches at the prices as set forth therein. The 2015 Purchase Option expired unexercised on September 30, 2020.

B. Contemporaneously with the execution and delivery of the SPA, the Company authorized the issuance of its 10% secured convertible notes (the “Notes”), due and payable in full on September 30, 2020 (the “Maturity Date”), as of the Maturity Date the Company had issued Notes in the aggregate principal amount of $4,672,810 (“Principal”) and did not make payment on the Maturity Date and the Principal amount of the Notes remains outstanding. As of the date hereof, Holder transferred to Andrew Fitton (“Fitton”) and Michael Carper (“Carper”, and together with Fitton, the “Purchasers” and each, individually a “Purchaser”) $250,000 principal amount of the Notes held by Holder, thereby reducing the principal amount of the Notes held by Holder to $4,422,810, the transferred note being referred to as the “Transferred Note”; and

C. Contemporaneously with the execution and delivery of the SPA, the Company and United entered into a Monetization Proceeds Agreements dated October 22, 2015 (“2015 MPA-CP”), pursuant to which the Company granted a Net Proceeds Percentage interest in Net Proceeds, as defined therein; a Patent Proceeds Security Interest Agreement dated October 19, 2015 (the “2015 Patent Proceeds Security Agreement”) pursuant to which the Company and the SPA Subsidiaries granted a security interest in certain Patent Collateral of the SPA Subsidiaries, as defined therein; a Pledge and Security Agreement dated October 22, 2015 (the “2015 Pledge Agreement”) pursuant to which the Company and the Pledged Subsidiaries pledged certain Collateral (as defined in the 2015 Pledge Agreement) as security pursuant to the 2015 Pledge Agreement; and a Registration Rights Agreement, (the “2015 Registration Rights Agreement”), pursuant to which the Company agreed to provide to Holder certain registration rights with respect to the registration under the 1933 Act of the Registrable Securities (as defined in the 2015 Registration Rights Agreement).

D. Pursuant to a monetization proceeds agreement dated July 31, 2017 (“2017 MPA-CXT”), CXT Systems Inc., a wholly owned subsidiary of the Company, granted United a Net Proceeds Percentage interest in Net Proceeds in the Patents, as defined therein, secured by the security interest addendum dated August 4, 2017 and attached as an exhibit to the 2017 MPA-CXT (the “2017 Securities Interest Addendum”).

E. United’s rights and obligations to and under the SPA Transaction Documents (as defined below) and the 2017 MPA-CXT and the 2017 Securities Interest Addendum, have been transferred to Holder and the Shares have been transferred to the members of Holder.

F. The Company and Holder agree, upon the terms and conditions stated in this Agreement, to terminate or amend and restate the SPA Transaction Documents, the 2017 MPA-CXT and the 2017 Securities Interest Addendum; and

G. In conjunction with the execution and delivery of this Agreement, the Company is entering into a Prepaid Forward Purchase Agreement (as such agreement may be amended from time to time, the “Purchase Agreement”) and other Investment Documents, as such term is defined in the Purchase Agreement (the “Investment Documents”), with QPRC Finance LLC (“QFL”) and it is a condition precedent to QFL entering into the Purchase Agreement and the Investment Documents that Holder execute the QFL Release (as defined below); and

H. To induce Holder to enter into the QFL Release and this Agreement and the transactions contemplated herein, the Company has agreed, pursuant to, and upon the terms and conditions of this Agreement, to:

(i) pay Holder $1,750,000 in cash against the outstanding Principal amount of the Note (“Cash Payment”),

(ii) issue, upon the terms and conditions stated in the Stock Purchase Agreement (as defined below), 46,296,296 shares (the “Conversion Shares”) of the Company’s restricted Common Stock upon conversion of the Transferred Note,

(iii) grant the Holder a Restructure Option (as defined below) to purchase the Option Shares (as defined below) pursuant to an Option Grant (as defined below) at the price as set forth therein,

(iv) amend and restate the 2015 Pledge Agreement to be consistent with this Agreement,

(v) amend and restate the 2015 Registration Rights Agreement to be consistent with this Agreement,

(vi) agree that, for so long as the Total Monetization Proceeds Obligation, as defined herein, is outstanding, any New Assets, as defined herein, shall, upon acquisition or assignment, be subject to the MP-NA (as defined below) and the MPA-NA Security Interest Agreement (as defined below) with Holder, with such agreements to terminate upon satisfaction of the Total Monetization Proceeds Obligation,

(vii) agree that for so long as the Total Monetization Proceeds Obligation, as defined herein, is outstanding, Holder shall have certain observation rights in respect of the board of directors of the Company (the “Board”), pursuant to, and upon the terms and conditions of, the Board Observation Agreement, as defined below,

I. To induce Holder to enter into the QFL Release and this Agreement, pursuant to and upon the terms herein, the Company, QLC, Mariner, Semcon, IC and NetTech have agreed, pursuant to, and upon the terms and conditions of this Agreement, to amend and restate the 2015 MPA-CP in its entirety,

J. To induce Holder to enter into the QFL Release and this Agreement, pursuant to and upon the terms herein, CXT has agreed, pursuant to, and upon the terms and conditions of this Agreement, to amend and restate the 2017 MPA-CXT in its entirety,

K. To induce Holder to enter into the QFL Release and this Agreement, pursuant to and upon the terms herein, MRED and AMI have agreed, pursuant to, and upon the terms and conditions of this Agreement, to enter into new monetization proceeds agreement with respect to MRED and AMI,

L. To secure their obligations to Holder under this Agreement and the other Restructure Documents, as defined below, pursuant to and upon the terms herein, the Company, QLC, Mariner, Semcon, IC, NetTech, CXT, MRED and AMI have agreed, to amend and restate the 2015 Patent Proceeds Security Agreement to be consistent with this Agreement,

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Restructure Subsidiaries and Holder hereby agree as follows:

1.	DEFINITIONS

“Affiliates” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 50% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respect, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (iii) any transaction which has been approved by the Holder or (iv) any transaction or series of transactions whereby the Holder or any of Holder’s Affiliates acquire a beneficial ownership interest of 35% or more of the Company’s voting stock.

“Closing Date” has the meaning given to that term in Section 2(e).

“Event of Default” means (i) a Change of Control (ii) any uncured payment default in an amount totaling in excess of $275,000, which is not the subject of a Dispute or other formal dispute resolution proceeding initiated in good faith pursuant to this Agreement or other Restructure Documents (iii) the filing of a voluntary petition for relief under the United States Bankruptcy Code by Company or any of its material subsidiaries, (iv) the filing of an involuntary petition for relief under the United States Bankruptcy Code against the Company, which is not stayed or dismissed within sixty (60) days of such filing, except for an involuntary petition for relief filed solely by Holder, or any Affiliate or member of Holder, or (v) acceleration of an obligation in excess of $1 million dollars to another provider of financing following a final determination by arbitration or other judicial proceeding that such obligation is due and owing.

“Exercise Price” has the meaning given to that term in the Option Grant.

“Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or Affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or Affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (B) any “Person” or “group” (as these terms are used for purposes of Sections 14(d) and 15(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Gross Monetization Proceeds” has the meaning, with respect to a Restructure MPA, given to that term in the relevant Restructure MPA.

“Initial TMPO” has the meaning given to that term in Section 4(a).

“Late Payment Charge” means a late charge on any overdue amounts under any Restructure Document, calculated at the rate of one percent (1%) per month, accrued daily from the date due until paid.

“Litigation Financing” means capital provided to the Company or any Affiliate by a Litigation Funder for the purpose of achieving Gross Monetization Proceeds or NA Gross Monetization Proceeds.

“Litigation Funder” means any Person providing Litigation Financing to the Company or any Affiliate.

“Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company individually, or the Company and its Affiliates taken as a whole, or on the transactions contemplated hereby or in the other Restructure Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform any of its material obligations under any of the Restructure Documents.

“Monetization” means to sell, license, enforce or otherwise monetize the intellectual property rights of the Company and its Affiliates.

“MPA-AMI” has the meaning given to that term in Section 2(b).

“MPA-CP” has the meaning given to that term in Section 2(b).

“MPA-CXT” has the meaning given to that term in Section 2(b).

“MPA-MR” has the meaning given to that term in Section 2(b).

“MPA-NA” has the meaning given to that term in Section 2(c).

“MPA-NA Security Interest Agreement” has the meaning given to that term in Section 2(c).

“NA Documents” has the meaning given to that term in Section 2(c).

“NA Calculation Quarter” has the meaning given to that term in Section 4(f).

“NA Company Net Proceeds” has the meaning given to that term in Section 4(f).

“NA Gross Monetization Proceeds” has the meaning given to that term in the MPA-NA.

“NA Net Proceeds” has the meaning given to that term in the MPA-NA.

“NA Net Proceeds Percentage” has the meaning given to that term in Section 4(f).

“Net Proceeds” has the meaning, with respect to a Restructure MPA, given to that term in the relevant Restructure MPA.

“Net Proceeds Payments” means any payment made to Holder after the Restructure Date solely as a result of Gross Monetization Proceeds and payable pursuant to this Agreement, the MPA-NA or the Restructure MPAs but excluding payment to Holder pursuant to any Restructure Document of any (i) Late Payment Charge, (ii) reimbursement for the cost of inspection, or (iii) attorney fees.

“New Assets” means any and all patents or other intellectual property rights acquired by the Company, or its Affiliates after the Date of Restructure but prior to the TMPO Extinguishment Date.

“Option Grant” has the meaning given to that term in Section 2(a).

“Option Shares” has the meaning given to that term in Section 2(a).

“Other Closing Documents” has the meaning given to that term in Section 2(d).

“Patent Owner’s Attorney” means any legal counsel engaged to represent the Company or any Affiliate with respect to any of its or their intellectual property rights.

“QFL” is defined in Recital F.

“QFL Release” has the meaning given to that term in Section 2(d).

“QFL Subordination Agreement” has the meaning given to that term in Section 2(d).

“Representatives” means any legal counsel, accountant and financial advisor that has been engaged by Holder to discuss matters or information pertaining to, involving or otherwise relating to this Agreement, the MPA-NA or the Restructure Documents.

“Restructure Date” has the meaning given to that term in Section 3(a).

“Restructure Document” has the meaning given to that term in Section 2(b).

“Restructure MPAs” mean together, the MPA-AMI, the MPA-CP, the MPA-CXT and the MPA-MR and each being a “Restructure MPA”. For the avoidance of doubt, the MPA-NA shall not constitute a Restructure MPA.

“Restructure Option” has the meaning given to that term in Section 2(a).

“Restructure Subsidiaries” has the meaning given to that term in the lead in to this Agreement.

“SPA Transaction Documents” means the documents defined as the Transaction Documents in the SPA.

“Stock Purchase Agreement” has the meaning given to that term in Section 2(a).

“Total Monetization Proceeds Obligation or TMPO” means as of the Restructure Date, the Initial TMPO, and thereafter shall mean the then outstanding amount after reduction in accordance with Section 4(b) hereof. The TMPO may be prepaid by the Company at any time without penalty.

“TMPO Extinguishment Date” has the meaning given to that term in Section 4(b).

“Transfer Agent” means Continental Stock Transfer & Trust Co.

2.	CLOSING DATE.

(a) Conversion Shares and Restructure Option.  On the Closing Date the Company shall:

(i) Conversion Shares. Issue to Purchasers and Purchasers agree to accept, in full satisfaction of the principal and accrued interest on the Transferred Note, from the Company, 46,296,296 Shares of the Company’s restricted Common Stock (the “Conversion Shares”) pursuant to the Stock Issuance Agreement attached hereto as Exhibit A (the “Stock Purchase Agreement”),

1. Company shall deliver to Purchasers the Conversion Shares, duly executed on behalf of the Company and its Transfer Agent and registered in the name of Purchasers or their designee(s), provided, however, that in the event the Company is unable to deliver a certificate for the Conversion Shares on the Closing Date, the Company shall provide to Purchasers evidence that (x) it has delivered irrevocable instructions to its Transfer Agent as to the issuance of the Conversion Shares and (y) the Transfer Agent shall have confirmed that the Conversion Shares will be issued and delivered directly to Purchasers within five business days; and

(ii) Restructure Option. Grant to the Holder an option (the “Restructure Option”) to purchase up to 50,000,000 shares of Common Stock (the “Option Shares”) pursuant to an option instrument at the prices as set forth therein, attached hereto as Exhibit B (the “Option Grant”), the issue of the Conversion Shares and the grant of the Option Grant, together the “Company Closing Obligations”.

(b) Restructure Documents. On the Closing Date, Holder, Company, and the Restructure Subsidiaries, as applicable, shall each execute and deliver:

(i) the Stock Purchase Agreement;

(ii) the Option Grant;

(iii) the Amended and Restated Pledge Agreement, attached hereto as Exhibit C (the “Pledge Agreement”);

(iv) the Amended and Restated Registration Rights Agreement, attached hereto as Exhibit D (the “Registration Rights Agreement”);

(v) the Board Observation Agreement, attached hereto as Exhibit E (the “Board Observation Agreement”)

(vi) the Amended and Restated MPA-CP, attached hereto as Exhibit F (the “MPA-CP”);

(vii) the Amended and Restated MPA-CXT, attached hereto as Exhibit G (the “MPA-CXT”);

(viii) the M-Red Inc. monetization proceeds agreement, attached hereto as Exhibit H (the “MPA-MR”)

(ix) the Audio Messaging Inc. monetization proceeds agreement, attached hereto as Exhibit I (the “MPA-AMI”)

(x) the Amended and Restated 2015 Patent Proceeds Security Agreement, attached hereto as Exhibit J (the “Patent Proceeds Security Agreement”),

each of the foregoing documents at sub-clauses (i) through (x) a “Restructure Document” and collectively the “Restructure Documents”.

(c) New Asset Documents. On the Closing Date, Holder and Company shall each execute and deliver:

(i) the MPA-NA attached hereto as Exhibit K (the “MPA-NA”), and

(ii) the MPA-NA Security Interest Agreement attached hereto as Exhibit L (the “MPA-NA Security Interest Agreement”),

each of the foregoing documents at sub-clauses (i) and (ii) a “NA Document” and collectively the “NA Documents”.

(d) Other Closing Documents. On the Closing Date, Company shall deliver to Holder the Purchase Agreement and all Investment Documents in the form they will be executed by QFL and Company and Holder and QFL shall each execute and deliver:

(i) the Mutual Release and Covenant Not to Sue, attached hereto as Exhibit M (“QFL Release”); and

(ii) the Subordination Agreement attached hereto as Exhibit N (the “QFL Subordination Agreement”) (the QFL Subordination Agreement and the QFL Release, together the “Other Closing Documents”).

(e) Cash Payment. Upon receipt by QFL of the fully executed Restructure Documents, NA Documents and Other Closing Documents, Company shall pay or cause to be paid $1,750,000 to Holder in accordance with the payment instructions herein (“Cash Payment”).

(f) Closing Date.  The date and time of the closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the date of this Agreement (or such other date and time as is mutually agreed to by the Company, the Restructure Subsidiaries and the Holder) and shall be undertaken remotely by electronic transfer of closing documents.

3.	RESTRUCTURE DATE

(a) Conditions to Restructure Date. The “Restructure Date” shall occur on the date that the Company notifies Holder in writing that all of the following conditions precedent have been satisfied:

(i) performance by the Company of the Company Closing Obligations;

(ii) the execution and delivery by the Holder, Company, and the Restructure Subsidiaries, as applicable of each Restructure Document required to be executed and delivered by each of them;

(iii) the execution and delivery by Company and Holder of the NA Documents;

(iv) the execution and delivery by Holder and QFL of the Other Closing Documents;

(v) the execution and delivery of the Purchase Agreement and all Investment Documents by the Company and QFL in the form delivered to Holder on the Closing Date in all material respects with delivery of a copy of all such executed documents to Holder, and

(vi) the payment by or on behalf of the Company of the Cash Payment.

(b) Note Extinguishment; Transferred Note Extinguishment, Termination or Amendment and Restatement of SPA Transaction Documents. On the Restructure Date, the Note shall be extinguished and terminated as if paid in full on the Maturity Date (as defined therein), the Transferred Note shall be extinguished and terminated as if paid in full on the Maturity Date (as defined therein) and the SPA Transaction Documents and 2017 MPA-CXT, including all exhibits thereto, shall be terminated or amended and restated as agreed by the Parties in this Agreement and the Restructure Documents. For the avoidance of doubt, any SPA Transaction Document not expressly amended and restated pursuant to this Agreement or other Restructure Documents shall terminate as of the Restructure Date and be of no further force and effect;

(i) contemporaneously with the execution of this Agreement, Holder shall mark the Note “cancelled” and Purchasers shall mark the Transferred Note “cancelled”, in each case to reflect the full and final extinguishment of the Note and Transferred Note effective as of the Restructure Date and return the marked Note and marked Transferred Note to the Company; provided, however, that, subject to performance by the Company of the Company Closing Obligations, the failure to so mark and return the Note and/or the Transferred Note, shall not affect in any manner the full and final satisfaction of the Note and/or Transferred Note (as the case may be) pursuant to this Agreement effective as of the Restructure Date.

(c) Mutual Release. Effective as of the Restructure Date:

(i) Holder releases all of Holder’s interest in any Gross Monetization Proceeds held in escrow on or prior to the Restructure Date; and

(ii) Company and Holder, on behalf of themselves and of their respective successors, permitted assigns, and past, present and future members, shareholders, employees, officers, directors, subsidiaries, parent entities, attorneys, principals, trustees, representatives, agents, partners, affiliates, partnerships, divisions, insurers, reinsurers, heirs, executors, associates, and administrators release the other Parties hereto from any and all claims, suits, obligations, costs, damages, losses, claims for sums of money, contract, controversies, agreements, judgments, and demands whatsoever, debts, liabilities, actions, and causes of action of any nature, known or unknown, suspected or unsuspected, at law or in equity, fixed or contingent, which they have, may claim to have, or may claim to have had as of the Restructure Date arising out of, based upon, attributable to, or in connection with the Transaction Documents (as defined in the SPA) and 2017 MPA-CXT including all exhibits thereto. Nothing in this release shall be interpreted as releasing either Party from their respective obligations as set forth in this Agreement or other Restructure Document, or from claims or causes of action arising out of any breach upon or after the Restructure Date of the obligations set forth in the Restructure Documents or this Agreement or any new agreement entered into implementing this Agreement. For the avoidance of doubt, nothing in this release shall be interpreted to release Company or any of the Restructure Subsidiaries from their respective obligations as set forth in this Agreement or other Restructure Document upon or after the Restructure Date.

4.	FURTHER CONSIDERATION; TMPO; NET PROCEEDS

(a) Initial TMPO. As of and effective the Restructure Date, the “Initial TMPO” shall be a total monetization proceeds obligation of $2,805,000.

(b) TMPO Reduction; TMPO Extinguishment. From and after the Restructure Date, the TMPO shall be reduced on a dollar for dollar basis (each such reduction in the TMPO, a “TMPO Reduction”) by:

(i) any payment to Holder contemplated hereunder, in the Restructure MPAs and the MPA-NA solely as a result of Gross Monetization Proceeds and payable pursuant to this Agreement, the MPA-NA or the Restructure MPAs but excluding payment to Holder pursuant to any Restructure Document of any (i) Late Payment Charge, (ii) reimbursement for the cost of inspection, or (iii) attorney fees; and

(ii) any election by the Holder to pay the Exercise Price of Holder’s Option Grant, in whole or part, by means of a reduction in the then outstanding TMPO, whereby the Exercise Price shall be deemed satisfied on a dollar for dollar basis by a corresponding reduction in the outstanding TMPO; and

the date that the TMPO is repaid in full being the “TMPO Extinguishment Date”.

(c) TMPO Acceleration. If an Event of Default shall occur and be continuing, the then outstanding TMPO shall become immediately due and payable.

(d) New Assets; Reduction of TMPO. The Company and Holder agree that for any New Asset acquired from the Restructure Date until the TMPO Extinguishment Date, the MPA-NA and MPA-NA Security Interest Agreement shall be deemed updated to include any such New Asset as a Patent (as defined in the MPA-NA).

(e) Holder herby acknowledges and agrees that, in addition to any Senior Liens, as defined in the MPA-NA, any security interest in NA Company Net Proceeds (as defined below) from New Assets granted to Holder pursuant to the MPA-NA, is expressly subordinated in right of payment to (a) QFL in accordance with the terms of the Purchase Agreement and other Investment Documents, (b) Patent Owner’s Attorney for Fees and Costs (as defined in MPA-NA) and (c) any Litigation Funder and patent acquisition finance providers (including any seller’s deferred payments) for Fees and Costs (as defined in MPA-NA).

(f) NA Net Proceeds Percentage. During the period from the Restructure Date to the TMPO Extinguishment Date:

(i) where NA Net Proceeds (as defined in the MPA-NA) are due to Company from New Assets (such NA Net Proceeds due to Company from New Assets, the “NA Company Net Proceeds”), the net proceeds percentage (each the relevant “NA Net Proceeds Percentage”) of such NA Company Net Proceeds payable to Holder pursuant to the MPA-NA, shall be as follows:

1.	in any NA Calculation Quarter (as defined below) where NA Company Net Proceeds are in an aggregate amount between $0 and $1,000,000, the NA Net Proceeds Percentage shall be ten percent (10%) for such NA Company Net Proceeds;

2.	in any NA Calculation Quarter where NA Company Net Proceeds are in an aggregate amount between $1,000,001 to $3,000,000, (i) the NA Net Proceeds Percentage shall be thirty percent (30%) for that portion of NA Company Net Proceeds that are in excess of $1,000,001, and (ii) the NA Net Proceeds Percentage shall be ten percent (10%) for the portion of NA Company Net Proceeds between $0 and $1,000,000; and

3.	in any NA Calculation Quarter where NA Company Net Proceeds are in an aggregate amount in excess of $3,000,000, (i) the NA Net Proceeds Percentage shall be fifty percent (50%) for that portion of NA Company Net Proceeds that are in excess of $3,000,001, (ii) the NA Net Proceeds Percentage shall be thirty percent (30%) for the portion of NA Company Net Proceeds between $1,000,001 and $3,000,000; and (iii) the NA Net Proceeds Percentage shall be ten percent (10%) for the portion of NA Company Net Proceeds that is between $0 and $1,000,000, where “NA Calculation Quarter” means, in each calendar year, the four periods from (a) January 1 to March 31, (b) April 1 to June 30, (c) July 1 to September 30 and (d) October 1 to December 31 respectively.

(ii) the calculation of NA Company Net Proceeds shall be made on a separate per NA Calculation Quarter basis and for the purposes of the calculation of the aggregate amount of NA Company Net Proceeds in any NA Calculation Quarter used to the determine the NA Net Proceeds Percentage for that particular NA Calculation Quarter, the amount of NA Company Net Proceeds shall reset to zero on the first day of such NA Calculation Quarter,

(iii) The Company may prepay the TMPO at any time without penalty,

(iv) on the TMPO Extinguishment Date, this Section 4(f) shall be of no further force and effect and Holder shall not be entitled to any payments from any New Assets,

(v) receipt and recognition of NA Gross Monetization Proceeds shall be in accordance with GAAP, and

(vi) the Company shall not delay or structure the payment of any NA Gross Monetization Proceeds so as to provide that monetization events involving multiple payments and other non-cash or structured arrangements that involve NA Company Net Proceeds would circumvent the intention of Section 4(f)(i) above.

(g) Audit. In addition to any access and audit rights held by Holder pursuant to the Restructure Documents and the NA Documents, in any NA Calculation Quarter during which the consolidated financial statements filed by the Company on Form 10-K or Form 10-Q with the SEC report Revenues in excess of $1,000,000, within 30 days of such filing and upon at least five (5) business days prior written notice to the Company, the Company shall make such books and records related to the calculation of NA Net Proceeds Percentage payments made during the NA Calculation Quarter available at reasonable times during regular business hours for inspection by Holder, or their designated representatives, and supply Holder with the details and supporting data necessary to verify the distribution reports provided pursuant to the MPA-NA and NA Net Proceeds Percentage payments made during the NA Calculation Quarter. In the event any such inspection shows an underpayment to Holder of the NA Net Proceeds Percentage by Company or one of its Affiliates for any NA Calculation Quarter period, Company shall promptly pay to Holder any such amounts plus a Late Payment Charge on such amounts. Furthermore, if such underpayment is more than the greater of (A) 5% of the total royalties due for the period audited or (B) $10,000, or if the audit shows that any under-reporting was willful, Company shall reimburse Holder for the cost of the inspection within thirty (30) days after any such finding of underpayment.

(h) Satisfaction of TMPO. On the TMPO Extinguishment Date:

(i) the MPA-NA and MPA-NA Security Interest Agreement shall terminate and any security interest granted pursuant to the MPA-NA Security Interest Agreement shall be released;

(ii) Section 4(d)of this Agreement shall be of no further force and effect;

(iii) Section 4(f) of this Agreement shall be of no further force and effect;

(iv) Holder’s rights of Audit set out in Section 4(g) of this Agreement shall terminate and be of no further force and effect; and

(v) Holder shall not be entitled to any payments from any New Assets on or following the TMPO Extinguishment Date irrespective of the date that any New Asset was purchased by the relevant Patent Owner or any NA Gross Monetization Proceeds are received by the relevant Patent Owner.

5.	HOLDER AND PURCHSAERS’ REPRESENTATIONS AND WARRANTIES. Holder represents and warrants that:

(a) Note Ownership. Holder owns 100% of the Notes;

(b) Organization. Holder is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation;

(c) Authorization, Approvals and Consents. Holder has all requisite power and authority and has obtained any and all authorizations, approvals and consents necessary to enter into, execute, and deliver this Agreement and all other documents contemplated herein and to perform fully its obligations hereunder and thereunder; and

(d) Validity; Enforcement.  This Agreement, the Restructure Documents, the Other Closing Documents and the NA Documents have been duly and validly authorized, executed and delivered on behalf of Holder and shall constitute the legal, valid and binding obligations of Holder enforceable against Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

Purchasers represent and warrant that Purchasers own 100% of the Transferred Note.

6.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE RESTRUCTURE SUBSIDIARIES.  The Company and the Restructure Subsidiaries represent and warrant to the Holder that:

(a) Organization. The Company and each Restructure Subsidiary is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and have the corporate power and authority to carry on their business as it is now being conducted;

(b) Authorization, Approvals and Consents. The Company and each Restructure Subsidiary, as applicable, has the power and authority and has obtained any and all authorizations, approvals and consents necessary to enter into and perform their respective obligations under this Agreement, the Restructure Documents and, in the case of the Company only, the NA Documents.

(c) Validity; Enforcement. As of the Restructure Date, this Agreement, the Restructure Documents, and the NA Documents, have been duly and validly authorized, executed and delivered on behalf of the Company and each Restructure Subsidiary, as applicable, and shall constitute the legal, valid and binding obligations of the Company and each Restructure Subsidiary, as applicable, enforceable against the Company and each Restructure Subsidiary, as applicable, in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

7.	COVENANTS.

(a) Corporate Existence.  So long as the TMPO is outstanding, the Company shall maintain its corporate existence and shall not be party to any Fundamental Transaction unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Restructure Documents.

(b) Conduct of Business.  The business of the Company and the Restructure Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(c) Other Restrictions.  The Holder shall not sell or otherwise engage in transactions in the Company’s Common Stock or assist or advise others in selling or otherwise engaging in transactions in the Company’s Common Stock at any time when the Holder is in possession of material non-public information concerning the Company. For the avoidance of doubt, any information provided to Holder’s Board Observer or Representative, as defined in the Board Observation Agreement, shall be deemed to have been provided to Holder.

(d) Voting in Favor of Reverse Split of Common Stock. While Holder owns any Common Stock of the Company, Holder shall, and shall cause each Affiliate and each transferee, nominee or designee (other than a transferee resulting from a sale or other transfer pursuant to a registration statement or pursuant to a sale pursuant to Rule 144, 144A) of Shares, the Conversion Shares, Option Shares or shares purchased on the public market to vote such shares in favor of any reverse split of the Common Stock for such purpose which is submitted to stockholders for their vote at a meeting or their written consent provided, however, that such proposed reverse split of the Common Stock treats all holders of Common Stock equally and without preference. The Company shall have the discretion as to whether any change in authorized Common Stock be effected through a reverse split.

8.	CONFIDENTIALITY

(a) Confidential Information. The Company and Holder have entered into a confidentiality agreement pursuant to which the Parties shall limit the distribution and disclosure of Confidential Information (as defined therein) to their Representatives who have a “need to know” to such information. The Party disclosing the Confidential Information to its Representatives shall ensure that such Representatives adhere to, and comply with, all terms and obligations of confidentiality, use and protection of the Confidential Information as accepted by the Parties under this Agreement.

(b) Limitations on Disclosure of Confidential Information. The Parties and their Representatives shall not disclose Confidential Information, or the fact that the Parties entered into this Agreement, unless: (i) the Parties agree in writing that such disclosure is acceptable, (ii) such disclosure is required in connection with the enforcement or protection of a Party’s rights with respect to this Agreement, or (iii) such disclosure is required by law or regulation, governmental or regulatory authority, court order or judicial process; provided, that each Party agrees to give the other Party (to the extent not prohibited by applicable law, regulation, governmental or regulatory authority, court order or judicial process) written notice of any required disclosure and cooperate in obtaining a protective order or similar protection to preserve the confidential nature of the Confidential Information.

(c) Information; Disclosure. From the Restructure Date until the TMPO Extinguishment Date, while any Monetization is ongoing, the Company agrees to keep Holder reasonably informed of the progress of such Monetization, including prompt notice of all events giving rise to Gross Monetization Proceeds, and simultaneous provision to Holder of any notice of settlement or proposed distribution notice provided to any other Person. The obligations of the Company and its Affiliate’s pursuant to this Section 8(c) shall terminate upon full payment of the TMPO. For the avoidance of doubt, nothing in this Agreement shall be construed to require public disclosure of material non-public information and the Company shall not be required to provide copies of documents filed on EDGAR, with the PTO, available on PACER or otherwise available to the public.

(d) Privileged Information. Holder will not request from the Company, and Company is not required to provide to Holder, documents and information protected by the attorney-client privilege at any time for any purpose provided, however, that this Section 8(d) shall not prevent the Board Observer (as defined in the Board Observation Agreement), subject to the terms and conditions of the Board Observation Agreement, from receiving notice of, attending and monitoring all meetings of the Company’s Board or any committees thereof. Company understands and acknowledges that in the event its agents or representatives provide privileged information to Holder, such disclosure may be deemed waiver of the applicable privilege. In the event that the Company inadvertently provides privileged information to Holder, Holder will return such information to Company without reviewing the information

9.	GOVERNING LAW; DISPUTES

(a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule, and shall be construed and enforced in accordance with the law.

(b) Arbitrable Claims. Provided no Event of Default shall have occurred, all actions, disputes, claims and controversies under common law, statutory law, rules of professional ethics, or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement, and directly relating to: (i) this Agreement or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (ii) any previous or subsequent agreement between Holder and Company related to the subject matter hereof to the extent set forth in Section 10(d); (iii) any act or omission committed by Holder or its Representatives with respect to this Agreement, or by any member, employee, agent, or lawyer of Holder with respect to this Agreement, whether or not arising within the scope and course of employment or other contractual representation of Holder (provided that such act arises under a relationship, transaction or dealing between Holder and Company); or (iv) any act or omission committed by Company with respect to this Agreement, or by any employee, agent, partner or lawyer of Company with respect to this Agreement whether or not arising within the scope and course of employment or other contractual representation of Company (provided that such act arises under a relationship, transaction or dealing between Holder and Company) (collectively, the “Disputes”), will be subject to and resolved by binding arbitration under this Section 9(b) and Section 9(c) below provided however, that nothing in this Section 9 shall limit the rights, if any, of Holder to commence or maintain judicial proceedings pursuant to the other Restructure Documents. The Parties agree that the arbitrators have exclusive jurisdiction, to the exclusion of any court (except as specifically provided with regard to prejudgment, provisional, or enforcement proceedings in Section 9(d)), to decide all Disputes. For the avoidance of doubt, Eligible Judicial Proceedings shall not be Disputes.

(c) Administrative Body; Situs. Any Dispute arising out of or relating to this Agreement, including the breach, termination, enforcement, interpretation or validity thereof, or the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in New York, New York, before a single arbitrator. The arbitration shall be administered using the arbitration rules of the American Arbitration Association (“AAA”) current at the time the Dispute is brought, which rules are deemed to be incorporated herein by reference. Each Party shall, upon written request, promptly provide the other Party with copies of all information on which the producing party may rely in support of or in opposition to any claim or defense and a report of any expert whom the producing Party may call as a witness in the arbitration hearing.

(d) Eligible Judicial Proceedings; Prejudgment and Provisional Remedies. Either Party may commence judicial proceedings only for the purpose(s) of: (i) enforcement of the arbitration provisions; (ii) obtaining appointment of arbitrator(s); (iii) preserving the status quo of the Parties pending arbitration as contemplated herein; (iv) preventing the disbursement by any Person of disputed funds; (v) preserving and protecting the rights of either Party pending the outcome of the arbitration, (vi) preserving, protecting, or enforcing the rights of either Party if an Event of Default has occurred or (vii) seeking injunctive relief for breach of the confidentiality provisions contained in Section 8 (each of (i) through (vii) above, an “Eligible Judicial Proceeding”). Any such action or remedy will not waive a Party’s right to compel arbitration of any Dispute, and any Party may also file court proceedings to have judgment entered on the arbitration award. In any action for prejudgment or provisional relief, any court in which such relief is sought shall determine the availability of such relief without regard to any defenses that may be asserted by the other Party, and any such defenses shall be referred to the exclusive jurisdiction of the arbitrators under Section 9(b). The Parties further agree that a court shall not defer or delay granting prejudgment or provisional relief while any such arbitration takes place. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) Eligible Judicial Proceeding Consent to Jurisdiction and Service. In the case of any Eligible Judicial Proceeding only, each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, and hereby irrevocably waives, and agrees not to assert in any Eligible Judicial Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Eligible Judicial Proceeding is brought in an inconvenient forum or that the venue of such Eligible Judicial Proceeding is improper. Each Party hereby irrevocably waives personal service of process in respect of any Eligible Judicial Proceeding and consents to process being served in any such Eligible Judicial Proceeding by delivery of a copy thereof to such Party at the address for such notices to it under this Agreement by personal delivery or by overnight courier services that provides evidence of delivery and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(f) Attorneys’ Fees. If Company or Holder brings any other action for judicial relief with respect to any Dispute (other than an Eligible Judicial Proceeding), the Party bringing such action will be liable for and immediately pay all of the other Party’s costs and expenses (including attorneys’ fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If Company or Holder brings or appeals an action to vacate or modify an arbitration award and such Party does not prevail, such Party will pay all costs and expenses, including attorneys’ fees, incurred by the other Party in defending such action.

(g) Enforcement. Any award rendered under this Section shall not be subject to appeal and shall be enforceable in any and all jurisdictions.

(h) Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal or other national court of competent jurisdiction where proceedings are necessary or appropriate to enforce any award or order. This Agreement concerns transactions involving commerce among several state and foreign countries. Nothing in this Agreement shall be construed to prohibit any disclosure required by law.

10.	MISCELLANEOUS.

(a) Counterparts.  This Agreement may be executed in counterparts which, when read together, shall constitute a single instrument, and this has the same effect as if the signatures on the counterparts were on a single copy hereof. A composite copy of this Agreement may be compiled comprising a single copy of the text of this Agreement and one or more copies of the signature pages containing collectively the signatures of all Parties. A facsimile or an electronic mail signature shall be considered due execution and shall be binding upon the signatories hereto with the same force and effect as if the signature were an original, not a facsimile signature.

(b) Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c) Partial Invalidity; Severability. If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provisions under the law of any other jurisdiction shall in any way be affected or impaired.

(d) Entire Agreement; Amendments.  This Agreement, the Restructure Documents, the Other Closing Documents and the NA Documents supersede all other prior oral or written agreements, including the SPA Transaction Documents, between the Holder, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Restructure Documents, the Other Closing Documents and the NA Documents contain the entire understanding of the parties with respect to the matters covered herein. No provision of this Agreement, the Restructure Documents, the Other Closing Documents or the NA Documents may be amended other than by an instrument in writing signed by the parties thereto and consented to by QFL. No provision hereof or thereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought and consented to by QFL.  No provision of the Investment Documents shall be amended in any way that may have an adverse impact on the rights or remedies of Holder as set forth in the Restructure Documents and the QFL Subordination Agreement without the prior written consent of Holder.

(e) Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement the Restructure Documents, the Other Closing Documents or the NA Documents must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of receipt is provided by the recipient); or (iii) upon delivery after deposit with an overnight courier service that provides evidence of delivery, in each case properly addressed to the party to receive the same.  The addresses, e-mail addresses and facsimile numbers for such communications shall be:

If to the Company and the Restructure Subsidiaries:

Quest Patent Research Corporation
411 Theodore Fremd Avenue, Suite 206S
Rye, New York, 10580
Telephone: (888) 743-7577
E-mail: jscahill@qprc.com
Attention: Jon Scahill, CEO

With a copy to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas; Suite 1100
New York, NY 10105-0302
Telephone: (917) 930-0991
E-mail: alevitsky@egsllp.com
Attention: Asher S. Levitsky P.C

If to Holder:

Intelligent Partners LLC

PO Box 190

Austin, TX 78767

E-mail: Andrew.fitton@acfitton.com and mike.carper@unitedwirelessholdings.com
Attention: Mike Carper

with a copy (for informational purposes only) to:

Potomac Law Group
1300 Pennsylvania Avenue NW, Suite 700

Washington, DC 20004

Telephone: (703) 675-6204

E-mail: ggiammittorio@potomaclaw.com

Attention: Greg Giammittorio

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, or (B) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns provided, however, that the Company shall not assign this Agreement or any rights or obligations hereunder prior to the TMPO Extinguishment Date without the prior written consent of Holder. Holder may assign some or all of its rights and obligations hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Holder hereunder with respect to such assigned rights and obligations; provided, that Holder shall not assign any Shares, Conversion Shares, or Option Shares to any person who is either a competitor of the Company or any subsidiary of a competitor of the Company or who has or may have an interest which is adverse to the Company.

(g) Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and QFL and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. QFL is an intended third party beneficiary of this Agreement.

(h) Survival.  The provisions of Sections 1 (with respect to applicable defined terms), 3(b), 3(c), 6, 7, 8 and 9 shall survive the termination of this Agreement.

(i) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) Costs and Expenses. Holder agrees and acknowledges that $77,190 of the TMPO represents the Company’s full reimbursement to Holder of its transaction and legal costs associated with the modification, creation, execution and delivery of this Agreement, the Restructure Documents and the actions and transactions contemplated herein and therein. Other than the above reimbursement by Company of $77,190, the Parties shall be solely responsible for and bear the costs and expenses, including attorneys’ fees, expenses of accountants, brokers, financial advisors, and other representatives and advisors, each incurs at any time in connection with pursuing, or consummating the transaction contemplated by this Agreement.

(k) No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

[Signature Page Follows]

IN WITNESS WHEREOF, Holder and the Company have caused their respective signature page to this Restructure Agreement to be duly executed as of the date first written above.

COMPANY:

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

RESTRUCTURE SUBSIDIARIES:

QUEST LICENSING CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

QUEST NETTECH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

MARINER IC INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

SEMCON IP INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

IC KINETICS INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

M-RED INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

CXT SYSTEMS, INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

AUDIO MESSAGING INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	CEO

HOLDER:

INTELLIGENT PARTNERS LLC

By:	/s/ Andrew C. Fitton
Name:	Andrew C. Fitton
Title:	Manager

PURCHASERS:

MICHAEL CARPER

By:	/s/ Michael Carper
Name:	Michael Carper

ANDREW FITTON

By:	/s/ Andrew C. Fitton
Name:	Andrew C. Fitton

EXHIBITS

Exhibit A	Stock Purchase Agreement

Exhibit B	Option Grant

Exhibit C	Amended and Restated Pledge Agreement

Exhibit D	Amended and Restated Registration Rights Agreement

Exhibit E	Board Observation Agreement

Exhibit F	Amended and Restated MPA-CP

Exhibit G	Amended and Restated MPA-CXT

Exhibit H	M-Red Inc. monetization proceeds agreement

Exhibit I	Audio Messaging Inc. monetization proceeds agreement

Exhibit J	Amended and Restated 2015 Patent Proceeds Security Agreement

Exhibit K	MPA-NA

Exhibit L	MPA-NA Security Interest Agreement

Exhibit M	Mutual Release and Covenant Not to Sue

Exhibit N	QFL Subordination Agreement